October 1, 2015

Macquarie US Trading LLC
125 West 55 Street
New York, NY 10019
Attention: Arvind Admal (Arvind.Admal@macquarie.com)
David Anekstein (David.Anekstein@macquarie.com)

RE:	Amortization Grid

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of July 9, 2014 (as amended, supplemented, amended and restated or as otherwise modified from time to time, the “Credit Agreement”), among Vertex Pharmaceuticals Incorporated, a Massachusetts corporation (the “Borrower”), the lenders from time to time party thereto, and Macquarie US Trading LLC, as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
The Borrower hereby requests that the amortization grid set forth in Section 2.04 of the Credit Agreement be amended and restated in its entirety to read as follows:

Date	Amount
Closing Date to October 31, 2015	$0.00
November 1, 2015	$15,000,000
January 1, 2016	$15,000,000
April 1, 2016	$15,000,000
July 1, 2016	$15,000,000
October 1, 2016	$60,000,000
January 1, 2017	$60,000,000
April 1, 2017	$60,000,000
Maturity Date	$60,000,000

In connection with such request, the Borrower certifies as follows:
(a)    The Borrower has the corporate or other organizational power and authority to execute, deliver and perform the terms and provisions of this letter agreement (the “Letter”) and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Letter. The Borrower has duly executed and delivered the Letter, and the Letter constitutes its legal, valid and binding obligation enforceable in accordance with its terms,

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except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium and other similar laws affecting secured parties generally and principles of equity.
(b)    The execution, delivery and performance by the Borrower of this Letter, has been duly authorized by all necessary corporate or other organizational action, and does not and will not (a) contravene the terms of its Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Material Contract to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (c) violate any applicable Law.
(c)    No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.
Except as expressly set forth herein, this Letter shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
This Letter shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. This Letter may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of any executed counterpart of a signature page of this Letter by telecopy or email transmission (including by “.pdf” or “.tif” electronic format) shall be effective as delivery of a manually executed counterpart of this Letter.
By executing below, the signatories hereto agree to the amendment set forth herein.

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Sincerely,

Vertex Pharmaceuticals Incorporated

/s/ Jeffrey Leiden
By:	Jeffrey Leiden
Title:	Chief Executive Officer

/s/ Ian Smith
By:	Ian Smith
Title:	Chief Financial Officer

ACKNOWLEDGED AND AGREED:

MACQUARIE US TRADING LLC, as Administrative Agent

/s/ Joshua Karlin
By:	Joshua Karlin
Title:	Authorized Signatory

/s/ Anita Chiu
By:	Anita Chiu
Title:	Associate Director

MACQUARIE CAF LLC

/s/ D. Price/ A. Hennedige
By:	D. Price/ A. Hennedige
Title:	Authorized Signatories

APPOLLO CREDIT FUNDING I LTD

By:	Apollo ST Fund Management LLC, its collateral manager

/s/ Joseph Moroney
By:	Joseph Moroney
Title:	Authorized Signatory

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APPOLLO LINCOLN FIXED INCOME FUND, L.P.

By:	Apollo Lincoln Fixed Income Management LLC, its collateral manager

/s/ Joseph Glatt
By:	Joseph Glatt
Title:	Vice President

APPOLLO TR OPPRTUNISTIC, LTD.

By:	Apollo Total Return Master Fund, L.P., its member Appollo Total Return Advisors, L.P., its General Partner Apollo Total Return Advisors GP, LLC, its General Partner

/s/ Joseph Glatt
By:	Joseph Glatt
Title:	Vice President

MIDCAP FUNDING V TRUST (formerly known as MidCap Funding V, LLC

By:	Apollo Capital Management, L.P., its investment manager

By:	Apollo Capital Management, GP, LLC, its general partner

/s/ Howard Widra
By:	Howard Widra
Title:	Authorized Signatory

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HIGHBRIDGE AIGUILLES ROUGES SECTOR B INVESTMENT FUND, L.P.

By:	Highbridge Principal Strategies, LLC

/s/ Vikas Keswani
By:	Vikas Keswani
Title:	Managing Director

APOLLO ALTERNATIVE CREDIT ABSOLUTE RETURN FUND L.P.

By:	Apollo Alternative Credit Absolute Return Management LLC, its Investment Manager

/s/ Joseph Glatt
By:	Joseph Glatt
Title:	Vice President

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EXECUTION COPY

SECOND AMENDMENT TO CREDIT AGREEMENT
SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of October 23, 2015 (the “Amendment Effective Date”), to the CREDIT AGREEMENT, dated as of July 9, 2014 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Vertex Pharmaceuticals Incorporated, a Massachusetts corporation (the “Borrower”), the lenders from time to time party thereto (collectively, the “Lenders” and individually each a “Lender”), the guarantors party thereto from time to time (the “Guarantors”) and Macquarie US Trading LLC, as Administrative Agent (the “Administrative Agent’).
W I T N E S S E T H:
WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made certain loans and extensions for credit to the Borrower;
WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth herein;
WHEREAS, the Administrative Agent and Lenders are willing to agree to such amendments, in each case on the terms set forth herein; and
WHEREAS, the Lenders that execute and deliver this Amendment constitute all of the Lenders.
NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

SECTION 1.Defined Terms; References. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. Each reference to (x) “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement and (y) “thereof”, “thereunder”, “therein” and “thereby” and each other similar reference and each reference to the Credit Agreement and each other similar reference contained in the other Loan Documents shall, in each case, as of the Amendment Effective Date, refer to the Credit Agreement as amended hereby.
SECTION 2.    Amendments to the Credit Agreement. The Credit Agreement is, effective as of the Amendment Effective Date, hereby amended as follows:
2.1.     The defined term “Kalydeco Product US and Foreign Revenue” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:
“Kalydeco Product US and Foreign Revenue” means, with respect to any date of determination, total revenue from sales of the Kalydeco Product derived from customers located in the United States and in other jurisdictions over the trailing twelve month period ending on such date of determination, which revenue, if consisting of currency other than US Dollars, will be calculated using the foreign

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exchange rates prevailing as of the date of determination (or, in the event Kalydeco Product US and Foreign Revenue is less than $400,000,000, but greater than $300,000,000, the Borrower may use the foreign currency exchange rates for the relevant currencies that were in effect on the Closing Date to the extent such exchange rates are obtained from the same source as the rates used in producing the most recent financial statements delivered under clauses (a) and (b) of Section 6.01).”
2.2.     Section 2.04 of the Credit Agreement is amended so that the amortization grid set forth therein is amended and restated in its entirety to read as follows:

Date	Amount
Closing Date to September 30, 2016	$0.00
October 1, 2016	$75,000,000
January 1, 2017	$75,000,000
April 1, 2017	$75,000,000
Maturity Date	$75,000,000
2.3.     Section 2.11(a) of the Credit Agreement is amended and restated in its entirety to read as follows:
“On and after the period ending six months following the Closing Date, the Borrower may by written notice to the Administrative Agent elect to request that Macquarie CAF LLC establish one or more new term loan commitments (each, an “Incremental Commitment”), in a minimum amount of at least $50,000,000, but which Incremental Commitments shall not exceed $200,000,000 in the aggregate. Each such notice shall specify the date (the “Increase Effective Date”) on which the Borrower proposes that the Incremental Commitment shall be effective, which shall be a date not less than 10 Business Days after the date on which such notice is delivered to the Administrative Agent. Notwithstanding anything contained herein to the contrary, the establishment of the Incremental Commitment shall be made in the sole discretion of the Administrative Agent.”
2.4.     Section 6.02(a)(ii) of the Credit Agreement is amended and restated in its entirety to read as follows:
“(ii) revenue from sales of the Kalydeco Product derived from customers located outside of the United States over the trailing twelve month period ending on such date of determination, which revenue, if consisting of currency other than US Dollars, will be calculated using the foreign exchange rates prevailing as of the date of determination (or, in the event Kalydeco Product US and Foreign Revenue is less than $400,000,000, but greater than $300,000,000, the Borrower may use the foreign

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currency exchange rates for the relevant currencies that were in effect on the Closing Date to the extent such exchange rates are obtained from the same source as the rates used in producing the most recent financial statements delivered under clauses (a) and (b) of Section 6.01),”
2.5.     Section 7.02(c) of the Credit Agreement is amended and restated in its entirety to read as follows:
(c)    Investments by the Borrower and its Subsidiaries in their respective Subsidiaries outstanding on the date hereof, (ii) additional Investments by the Borrower and its Subsidiaries in Loan Parties (other than Holdings), (iii) additional Investments by Subsidiaries of the Borrower that are not Loan Parties in other Subsidiaries that are not Loan Parties and (iv) so long as no Event of Default has occurred and is continuing or would result from such Investment, additional Investments by the Loan Parties in Subsidiaries that are not Loan Parties, but only with respect to this clause (iv) to the extent that the Borrower and its Subsidiaries maintain in the aggregate at least $450,000,000 in cash and/or Cash Equivalents (the “Non-Loan Party Investment Required Cash”) (which value will be determined on a daily basis) immediately after giving effect to each such Investment (provided that (x) Non-Loan Party Investment Required Cash as used in this Section shall be increased by the amount of any advance of Incremental Loans and shall be reduced by any payments made under Section 2.03(a) or Section 2.04 and (y) Cystic Fibrosis Drug Franchise Assets may not be invested in non-Loan Party Subsidiaries under this Section 7.02(c));
2.6.     Section 7.03(e) of the Credit Agreement is amended and restated in its entirety to read as follows:
(e)    Indebtedness in respect of capital leases (other than capitalized real estate leases), Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(i); provided, however, that the aggregate amount of all such Indebtedness shall not exceed at any time outstanding $35,000,000 for the 2015 calendar year, $65,000,000 for the 2016 calendar year and $95,000,000 for the 2017 calendar year (for the avoidance of doubt, any of such Indebtedness which is listed on Schedule 7.03 shall not count toward the calculation of such baskets) .
2.7.     Section 7.06 of the Credit Agreement is hereby amended to remove the period at the end of Section 7.06(f), to insert “; and” at end of Section 7.06(f), and add the following section (g) immediately after Section 7.06(f):
“(g) the Borrower may, either directly or indirectly, repurchase shares of its stock from its stockholders (“Share Buyback”), but only to the extent that the Borrower and its Subsidiaries maintain in the aggregate at least $450,000,000 in cash and/or Cash Equivalents (the “Share Buyback Required Cash”) (which value will be determined on a daily basis) immediately after giving effect to the Share Buyback payment; provided that Share Buyback Required Cash as used in this Section shall be increased by the amount of any advance of Incremental Loans and shall be reduced by any payments made under Section 2.03(a) or Section 2.04.

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2.8.    Schedules 1.01, 5.05, 5.08 and 5.13 are hereby amended in their entirety to read as set forth on Exhibit A hereto.
SECTION 3.    Effectiveness. This Amendment shall become effective as of the date first written above when (i) the Administrative Agent (or its counsel) shall have received duly executed and completed counterparts hereof (in the form provided and specified by the Administrative Agent) that, when taken together, bear the signatures of each Loan Party, the Administrative Agent and each of the Lenders; and (ii) the representations and warranties set forth in Section 4 of this Amendment are true and correct in all material respects.
SECTION 4.     Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants to each of the Lenders and the Administrative Agent that:
4.1.     Each of the representations and warranties made by any of the Loan Parties in the Loan Documents (other than the representation and warranty set forth in Section 5.18(a) of the Credit Agreement and other than representations and warranties contained in the Collateral Documents that refer to schedules to such Collateral Documents) is true and correct in all material respects (except any such representation and warranty which is qualified by materiality, which is correct and accurate in all respects) on and as of the Amendment Effective Date as if made on such date; provided if any such representation and warranty is expressly made only as of a prior date, such representation and warranty is true as of such prior date. No Default or Event of Default exists or is continuing under any of the Loan Documents.
4.2.     The execution, delivery and performance by each Loan Party of this Amendment, and the consummation of the transactions contemplated hereby, are within their respective corporate, limited liability company or other powers, have been duly authorized by all necessary respective corporate, limited liability company or other organizational action, and do not and will not (i) violate the certificate of formation, certificate of incorporation or other constitutive documents or operating agreement, bylaws or other organizational document of any Loan Party, or (ii) violate any law, statute, rule or regulation applicable to such party in any material respect; and
4.3.     This Amendment has been duly executed and delivered by each of the Loan Parties party hereto, and constitutes a legal, valid and binding obligation of each such Loan Party, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.
SECTION 5.    Effect of Amendment.
5.1.     Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and

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shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
5.2.     Each Loan Party agrees that (a) all of its obligations, liabilities and indebtedness under any Loan Document to which it is a party, including, if applicable, its guarantee of the Obligations, shall remain in full force and effect on a continuous basis after giving effect to this Amendment and (b) all of the Liens and security interests created and arising under such Loan Documents shall remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest shall continue in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to this Amendment as collateral security for its Obligations under the Credit Agreement and for its guarantees in the other Loan Documents.
5.3.     On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 6.    General.
6.1.     GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
6.2.     Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable out-of-pocket fees, charges and disbursements of counsel to the Administrative Agent.
6.3.     Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of any executed counterpart of a signature page of this Amendment by telecopy or email transmission (including by “.pdf” or “.tif” electronic format) shall be effective as delivery of a manually executed counterpart of this Amendment.
6.4.     Headings. The headings of this Amendment are used for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
[remainder of page intentionally left blank]

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EXECUTION COPY

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first above written.
VERTEX PHARMACEUTICALS INCORPORATED, as Borrower

By: /s/ Ian Smith
Name: Ian Smith
Title: Chief Financial Officer

VERTEX PHARMACEUTICALS (SAN DIEGO) LLC, as a Guarantor
By: /s/ Ian Smith
Name: Ian Smith
Title: Treasurer
VERTEX PHARMACEUTICALS (DELAWARE) LLC, as a Guarantor
By: /s/ Ian Smith
Name: Ian Smith
Title: Treasurer
VERTEX PHARMACEUTICALS (DISTRIBUTION) INCORPORATED, as a Guarantor
By: /s/ Ian Smith
Name: Ian Smith
Title: Treasurer
VERTEX PHARMACEUTICALS (PUERTO RICO) LLC, as a Guarantor
By: /s/ Ian Smith
Name: Ian Smith
Title: Treasurer
VERTEX HOLDINGS, INC., as a Guarantor
By: /s/ Ian Smith
Name: Ian Smith
Title: Treasurer

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MACQUARIE US TRADING LLC, as Administrative Agent

/s/ Joshua Karlin
By:	Joshua Karlin
Title:	Authorized Signatory

/s/ Anita Chiu
By:	Anita Chiu
Title:	Associate Director

MACQUARIE CAF LLC

/s/ D. Price/ G. Scarpa
By:	D. Price/ G. Scarpa
Title:	Authorized Signatories

APPOLLO CREDIT FUNDING I LTD

By:	Apollo ST Fund Management LLC, its collateral manager

/s/ Joseph Moroney
By:	Joseph Moroney
Title:	Authorized Signatory

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APPOLLO LINCOLN FIXED INCOME FUND, L.P.

By:	Apollo Lincoln Fixed Income Management LLC, its collateral manager

/s/ Joseph Glatt
By:	Joseph Glatt
Title:	Vice President

APPOLLO TR OPPRTUNISTIC, LTD.

By:	Apollo Total Return Master Fund, L.P., its member

By:	Appollo Total Return Advisors, L.P., its General Partner

By:	Apollo Total Return Advisors GP, LLC, its General Partner

/s/ Joseph Glatt
By:	Joseph Glatt
Title:	Vice President

MIDCAP FUNDING V TRUST (formerly known as MidCap Funding V, LLC

By:	Apollo Capital Management, L.P., its investment manager

By:	Apollo Capital Management, GP, LLC, its general partner

/s/ Howard Widra
By:	Howard Widra
Title:	Authorized Signatory

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HIGHBRIDGE AIGUILLES ROUGES SECTOR B INVESTMENT FUND, L.P.

By:	Highbridge Principal Strategies, LLC

/s/ Vikas Keswani
By:	Vikas Keswani
Title:	Managing Director

APOLLO ALTERNATIVE CREDIT ABSOLUTE RETURN FUND L.P.

By:	Apollo Alternative Credit Absolute Return Management LLC, its Investment Manager

/s/ Joseph Glatt
By:	Joseph Glatt
Title:	Vice President

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